THE STRONG
     OPPORTUNITY FUND II
--------------------------------------------------------------------------------
     SEMI-ANNUAL REPORT o JUNE 30, 1999


                       [PICTURE OF STRONG FUNDS BUILDING]

                               TABLE OF CONTENTS

 INVESTMENT REVIEW
    The Strong Opportunity Fund II ................................2

 FINANCIAL INFORMATION
    Schedule of Investments in Securities .........................4
    Statement of Assets and Liabilities ...........................6
    Statement of Operations .......................................6
    Statements of Changes in Net Assets ...........................7
    Notes to Financial Statements .................................8

 FINANCIAL HIGHLIGHTS ............................................10


                                  [STRONG LOGO]
                            STRONG INVESTMENTS, INC.
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
             Strong Funds are offered by prospectus only. 12428H99

                                    ===========
                         THE STRONG OPPORTUNITY FUND II
------------------------------------===========---------------------------------

FUND
 HIGHLIGHTS

o For the six months ended June 30, 1999, the Strong Opportunity Fund II returned 19.70%.(1)

o The Fund's outperformance was driven mostly by positions in cable/media, energy and cyclical stocks.

o Energy stocks experienced a dramatic turnaround from their mediocre performance in 1998.

o The Fund benefited from an underweighted position in financials vs. the benchmark, as these stocks performed poorly given fears that the Federal Reserve Board would raise interest rates.

----------------------------------------------

               AVERAGE ANNUAL
              TOTAL RETURNS(1)

               As of 6-30-99

         1-year              19.83%

         3-year              23.38%

         5-year              21.09%

         Since Inception     20.62%
             (on 5-8-92)

----------------------------------------------

                FIVE LARGEST
               STOCK HOLDINGS

               As of 6-30-99

   SECURITY                % OF NET ASSETS

   MediaOne Group, Inc.               2.2%

   Enron Corporation                  2.0%

   BJ Services Company                1.9%

   Corning, Inc.                      1.9%

   AT&T Corporation--
   Liberty Media Group Class A        1.9%


Please see the Schedule of Investments
in Securities for a complete listing of
the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER

/s/Richard Trent Weiss
Richard Trent Weiss
Portfolio Manager

--------------------------------------------------------------------------------

The Fund's performance was most influenced during this period by our positions in cable/media, energy, and increased exposure to cyclical stocks. Specifically, the Fund's strongest performers included Omnipoint, Weatherford International, and MediaOne. Cable/media stocks continued to be solid performers, although we reduced our overweighted exposure to the sector, as valuations reflected some of the good news. Energy stocks and cyclicals also benefited from the recovering world economic picture. We remain bullish on both groups and have added names where opportunities have presented themselves.

Two areas in which returns were positive but not as strong as other groups were financial stocks and healthcare. Investors appeared skeptical that earnings on financial stocks could continue to get stronger as interest rates rose. Healthcare stocks remained under a cloud, due to reimbursement cuts for hospitals and long-term care companies initiated by the Balanced Budget Amendment of 1997. However, we added select healthcare services stocks as they now represent good value going forward.

Looking out over the next six months, we are optimistic that we have reached a turning point where smaller-cap stocks will perform well versus larger-capitalization stocks. In the second quarter, the Russell 2000 Index of small-cap stocks gained 15.55% versus 7.05% on the S&P 500 Stock Index.*

                                                 -------------------------
                                                      We believe the

                                                      improving world

                                                   economic picture will

                                                    help the continued

                                                          strong

                                                       performance

                                                  of small- and mid-cap

                                                  stocks going forward.
                                                -------------------------

--------------------------------------------------------------------------------

1 The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses in the Fund's return quotations has the effect of decreasing the performance quoted. Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.
2

This outperformance came as welcome relief after an extended period during which larger-cap stocks had outperformed small and mid caps. We believe the improving world economic picture will help sustain strong performance of small- and mid-cap stocks going forward.

We believe that energy and cyclical stocks should remain strong as the world economies strengthen, resulting in improved profitability due to stronger demand. Two areas we are warming up to are financials and technology. We underweighted financials over the past 18 months--as valuations reflected a negative interest-rate backdrop--but believe that valuations are beginning to reflect the concerns over interest rates, enabling us to add names selectively. In the technology area, we are somewhat cautious overall but have added software and service stocks as Year 2000 fears peak and opportunities present themselves.

We thank you for investing in the Strong Opportunity Fund II, and look forward to continuing to help you achieve your financial goals.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                             From 5-8-92 to 6-30-99
[GRAPH]

                THE STRONG           S&P MidCap 400         Lipper Growth
            OPPORTUNITY FUND II       Stock Index*           Funds Index*
 4-92             10,000                 10,000                 10,000
12-92             11,617                 11,267                 10,922
12-93             14,541                 12,839                 12,230
12-94             15,064                 12,378                 12,038
12-95             18,953                 16,209                 15,969
12-96             22,393                 19,322                 18,768
12-97             28,093                 25,554                 24,030
12-98             31,898                 30,438                 30,203
 6-99             38,181                 32,530                 33,795


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P MidCap 400 Stock Index, and the Lipper Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performance was prorated for the month of May 1992.

--------------------------------------------------------------------------------

* The S&P MidCap 400 Stock Index is an unmanaged index generally representative of the U.S. market for medium capitalization stocks. The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small capitalization stocks. The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source of the S&P and Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

YOUR FUND'S
 APPROACH

The Strong Opportunity Fund II focuses on stocks of medium-size companies that offer strong growth potential, but are underpriced. Rather than rely on traditional Wall Street research, we apply our proprietary private market value approach to find stocks for the Fund. We first consider companies (and industries) that are out of favor. Then we determine the price we believe an investor would be willing to pay for an entire company--its private market value. A company whose stock price is lower than its private market value may be added to the portfolio.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o The S&P MidCap 400 Stock Index* returned 6.87% for the six-months ended June 30, 1999.

o The U.S. economy remained very healthy during the first half of the year as inflation remained low and an increase in bond market interest rates failed to upset the stock market.

o Signs of a world economic recovery re-accelerated corporate profits and caused investors to shift to more cyclical companies, a move that favors small- and mid-cap stocks.

o The U.S. Federal Reserve Bank raised short-term interest rates by a quarter of one percentage point in June to prevent the economy from overheating and inflation from accelerating.

SCHEDULE OF INVESTMENTS IN SECURITIES                  June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
================================================================================
                           STRONG OPPORTUNITY FUND II
================================================================================
                                                     Shares or
                                                     Principal           Value
                                                      Amount           (Note 2)
--------------------------------------------------------------------------------
 COMMON STOCKS 86.5%
 Aerospace & Defense 1.2%
 Northrop Grumman Corporation                          178,000      $11,803,625

 Airline 0.6%
 AMR Corporation (b)                                    47,400        3,235,050
 Air New Zealand, Ltd. Class B                       1,286,200        2,677,135
                                                                    ------------
                                                                      5,912,185
 Auto & Truck Parts 1.1%
 Magna International, Inc. Class A                     199,000       11,293,250

 Bank - Money Center 1.7%
 Bank of America Corporation                           180,300       13,218,244
 The Bank of Tokyo - Mitsubishi                         75,000        1,066,212
 ING Groep NV                                           23,000        1,249,038
 Standard Chartered PLC                                 79,000        1,290,516
                                                                    ------------
                                                                     16,824,010
 Bank - Super Regional 3.9%
 Bank One Corporation                                  220,000       13,103,750
 Mellon Bank Corporation                               299,400       10,890,675
 Wells Fargo Company                                   355,000       15,176,250
                                                                    ------------
                                                                     39,170,675
 Beverage - Soft Drink 2.8%
 The Pepsi Bottling Group, Inc.                        584,000       13,468,500
 Whitman Corporation                                   829,600       14,932,800
                                                                    ------------
                                                                     28,401,300
 Chemical 0.7%
 Rohm and Haas Company                                 168,751        7,235,199

 Chemical - Specialty 2.4%
 Praxair, Inc.                                         240,000       11,745,000
 Solutia, Inc.                                         572,000       12,190,750
                                                                    ------------
                                                                     23,935,750
 Computer - Mainframe 1.3%
 Sun Microsystems, Inc. (b)                            184,800       12,728,100

 Computer - Peripheral Equipment 2.7%
 American Power Conversion Corporation (b)             753,000       15,154,125
 Quantum Corporation (b)                               252,000        6,079,500
 Seagate Technology, Inc. (b)                          210,500        5,394,063
                                                                    ------------
                                                                     26,627,688
 Computer Service 0.1%
 Getronics NV                                           32,000        1,234,660

 Computer Software 3.0%
 Cadence Design Systems, Inc. (b)                      841,000       10,722,750
 Keane, Inc. (b)                                       496,500       11,233,313
 Oracle Systems Corporation (b)                        224,900        8,349,413
                                                                    ------------
                                                                     30,305,476
 Consumer - Miscellaneous 0.1%
 Canon, Inc.                                            47,000        1,349,504

 Container 0.0%
 Sonoco Products Company                                16,900          287,300

 Diversified Operations 0.3%
 Invensys PLC                                          544,000        2,575,482

 Electric Power 1.2%
 NiSource, Inc.                                        464,500       11,989,906

 Electrical Equipment 2.4%
 Emerson Electric Company                              174,500       10,971,688
 W. W. Grainger, Inc.                                  248,000       13,345,500
                                                                    ------------
                                                                     24,317,188

 Electronic Parts Distribution 1.6%
 Avnet, Inc.                                           302,700       14,075,550
 Marshall Industries (b)                                65,500        2,353,906
                                                                    ------------
                                                                     16,429,456
 Electronic Products - Miscellaneous 3.0%
 AVX Corporation                                       653,000       15,916,875
 General Motors Corporation Class H (b)                245,000       13,781,250
                                                                    ------------
                                                                     29,698,125
 Electronics - Semiconductor/Component 2.9%
 Micron Technology, Inc. (b)                           344,200       13,875,563
 Texas Instruments, Inc.                               101,000       14,645,000
                                                                    -----------
                                                                     28,520,563
 Food 2.3%
 ConAgra, Inc.                                         403,000       10,729,875
 H.J. Heinz Company                                    238,500       11,954,813
                                                                    -----------
                                                                     22,684,688
 Healthcare - Medical Supply 1.3%
 Sybron International Corporation (b)                  489,900       13,502,869

 Healthcare - Patient Care 2.6%
 HEALTHSOUTH Corporation (b)                         1,015,000       15,161,563
 United Healthcare Corporation                         178,000       11,147,250
                                                                    ------------
                                                                     26,308,813
 Household Appliances & Furnishings 1.3%
 Leggett & Platt, Inc.                                 460,900       12,818,781

 Insurance - Diversified 1.6%
 CIGNA Corporation                                     177,200       15,770,800

 Insurance - Property & Casualty 4.1%
 ACE, Ltd.                                             441,600       12,475,200
 American International Group, Inc.                    136,500       15,979,031
 Hartford Financial Services Group, Inc.               211,000       12,303,938
                                                                    -----------
                                                                     40,758,169
 Leisure Product 1.1%
 The Seagram Company, Ltd.                             226,000       11,384,750

 Media - Publishing 2.5%
 The E.W. Scripps Company Class A                      284,500       13,531,531
 Tribune Company                                       136,000       11,849,000
                                                                    ------------
                                                                     25,380,531
 Media - Radio/TV 4.5%
 AT&T Corporation - Liberty Media Group Class A (b)    505,000       18,558,750
 Comcast Corporation Class A                           346,400       13,314,750
 Cox Communications, Inc. Class A (b)                  352,000       12,958,000
                                                                    ------------
                                                                     44,831,500
 Natural Gas Distribution 2.0%
 Enron Corporation                                     239,600       19,587,300

 Oil - North American Exploration & Production 3.2%
 Barrett Resources Corporation (b)                     450,000       17,268,750
 Devon Energy Corporation                              402,200       14,378,650
                                                                    ------------
                                                                     31,647,400
 Oil - North American Integrated 1.3%
 Unocal Corporation                                    325,000       12,878,125

 Oil Well Equipment & Service 5.2%
 BJ Services Company (b)                               650,000       19,134,375
 Cooper Cameron Corporation (b)                        393,000       14,565,563
 Weatherford International, Inc. (b)                   492,000       18,019,500
                                                                    ------------
                                                                     51,719,438
 Paper & Forest Products 1.1%
 The Mead Corporation                                  260,000       10,855,000

--------------------------------------------------------------------------------
================================================================================
                     STRONG OPPORTUNITY FUND II (continued)
================================================================================
                                                          Shares or
                                                          Principal       Value
                                                            Amount      (Note 2)
--------------------------------------------------------------------------------

 Real Estate 1.4%
 Archstone Communities Trust                           287,400     $  6,304,838
 Ayala Land, Inc.                                    1,184,600          375,071
 Post Properties, Inc.                                 174,700        7,162,700
 Shortland Properties, Ltd.                          1,041,000          322,237
                                                                   ------------
                                                                     14,164,846
 Retail - Department Store 1.3%
 May Department Stores Company                         308,000       12,589,500

 Retail - Major Chain 1.6%
 The Daiei, Inc. (b)                                   395,100        1,349,599
 Kmart Corporation (b)                                 795,000       13,067,813
 Sears Canada, Inc.                                     65,300        1,402,188
                                                                   ------------
                                                                     15,819,600
 Retail - Specialty 1.4%
 Office Depot, Inc. (b)                                645,000       14,230,313

 Telecommunication Equipment 1.1%
 Alcatel SA ADR                                        383,800       10,890,325

 Telecommunication Service 9.8%
 AT&T Corporation                                      216,500       12,083,406
 Cable & Wireless Communications PLC
   Sponsored ADR (b)                                    95,400        4,626,900
 Corning, Inc.                                         265,000       18,583,125
 Global TeleSystems Group, Inc. (b)                     70,200        5,686,200
 MediaOne Group, Inc. (b)                              302,000       22,461,250
 Nippon Telegraph & Telephone Corporation                  220        2,559,405
 NTT Mobile Communication Network, Inc.                    175        2,367,986
 Omnipoint Corporation (b)                             410,000       11,864,375
 Paging Network, Inc. (b)                            1,128,600        5,431,388
 Vodafone Group PLC Sponsored ADR                       65,000       12,805,000
                                                                   ------------
                                                                     98,469,035
 Telephone 1.7%
 Telephone & Data Systems, Inc.                        237,200       17,330,425

 Trucking 1.1%
 CNF Transportation, Inc.                              290,000       11,128,750
--------------------------------------------------------------------------------
 Total Common Stocks (Cost $656,623,110)                            865,390,400
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 13.3%
COMMERCIAL PAPER 0.5%
INTEREST BEARING, DUE UPON DEMAND
General Mills, Inc., 4.82%                        $  3,439,200        3,439,200
Pitney Bowes Credit Corporation, 4.82%                 446,500          446,500
Warner Lambert Company, 4.91%                          604,500          604,500
Wisconsin Electric Power Company, 4.91%                335,000          335,000
                                                                    -----------
                                                                      4,825,200
REPURCHASE AGREEMENTS 12.8%
ABN-AMRO Inc. (Dated 6/30/99), 4.78%, Due
  7/01/99 (Repurchase proceeds $128,217,022);
  Collateralized by: SLMA Notes, FNMA Notes,
  FHLMC Notes, Federal Home Loan Bank Bonds,
  Federal Farm Credit Bank Notes, Tennessee
  Valley Authority Bonds, and Resolution
  Funding Corporation Bonds (d)                    128,200,000      128,200,000


United States Government Issues 0.0%
United States Treasury Bills:
  Due 9/02/99 (c)                                      125,000          124,027
  Due 9/16/99 (c)                                      200,000          198,049
                                                                    -----------
                                                                        322,076
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $133,347,295)                    133,347,276
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (Cost $789,970,405) 99.8%           998,737,676
Other Assets and Liabilities, Net 0.2%                                1,838,693
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                                $1,000,576,369
================================================================================


FUTURES
                                                   Underlying
                                    Expiration     Face Amount      Unrealized
                                       Date         at Value       Appreciation
--------------------------------------------------------------------------------
Purchased:
46 Nikkei Index Futures                9/99        $4,083,650        $326,025


LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d)  See Note 2(I) of Notes to Financial Statements.


Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)
                                                                  Strong
                                                            Opportunity Fund II
                                                           --------------------
ASSETS:
  Investments in Securities, at Value
    (Cost of $789,970,405)                                    $  998,737,676
  Receivable for Securities Sold                                   3,968,592
  Dividends and Interest Receivable                                  733,800
  Other Assets                                                        49,560
                                                              --------------
  Total Assets                                                 1,003,489,628

LIABILITIES:
  Payable for Securities Purchased                                 2,661,046
  Accrued Operating Expenses and Other Liabilities                   252,213
                                                              --------------
  Total Liabilities                                                2,913,259
                                                              --------------
NET ASSETS                                                    $1,000,576,369
                                                              ==============
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                 $684,260,967
  Undistributed Net Investment Income                              1,098,940
  Undistributed Net Realized Gain                                106,122,922
  Net Unrealized Appreciation                                    209,093,540
                                                              --------------
  Net Assets                                                  $1,000,576,369
                                                              ==============
Capital Shares Outstanding (Unlimited Number Authorized)          43,393,078

NET ASSET VALUE PER SHARE                                             $23.06
                                                                      ======



STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 1999 (Unaudited)
                                                                  Strong
                                                            Opportunity Fund II
                                                            -------------------
INCOME:
  Dividends (Net of withholding taxes of $4,804)                $  3,874,118
  Interest                                                         2,509,471
                                                                ------------
  Total Income                                                     6,383,589

EXPENSES:
  Investment Advisory Fees                                         4,551,948
  Custodian Fees                                                      31,629
  Shareholder Servicing Costs                                        664,730
  Other                                                               36,342
                                                                ------------
  Total Expenses                                                   5,284,649
                                                                ------------
NET INVESTMENT INCOME                                              1,098,940

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain on:
    Investments                                                  110,908,690
    Futures Contracts                                                263,415
    Foreign Currencies                                                    23
                                                                ------------
    Net Realized Gain                                            111,172,128
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                   55,350,550
    Futures Contracts                                                326,025
    Foreign Currencies                                                (1,604)
                                                                ------------
    Net Change in Unrealized Appreciation/Depreciation            55,674,971
                                                                ------------
NET GAIN ON INVESTMENTS                                          166,847,099
                                                                ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $167,946,039
                                                                ============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------
                                                                       Strong Opportunity Fund II
                                                                    ---------------------------------
                                                                    Six Months Ended     Year Ended
                                                                      June 30,1999      Dec. 31, 1998
                                                                    ----------------  ---------------
                                                                      (Unaudited)
OPERATIONS:
  Net Investment Income                                             $    1,098,940       $  1,954,217
  Net Realized Gain                                                    111,172,128         96,669,139
  Net Change in Unrealized Appreciation/Depreciation                    55,674,971          8,580,610
                                                                    --------------       ------------
  Net Increase in Net Assets Resulting from Operations                 167,946,039        107,203,966

DISTRIBUTIONS:
  From Net Investment Income                                                  --           (2,125,999)
  From Net Realized Gains                                              (99,944,225)      (111,831,141)
                                                                    --------------       ------------
  Total Distributions                                                  (99,944,225)      (113,957,140)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                             86,436,946        190,708,336
  Proceeds from Reinvestment of Distributions                           99,931,457        113,942,474
  Payment for Shares Redeemed                                         (165,534,613)      (221,365,593)
                                                                    --------------       ------------
  Net Increase in Net Assets from Capital Share Transactions            20,833,790         83,285,217
                                                                    --------------       ------------
TOTAL INCREASE IN NET ASSETS                                            88,835,604         76,532,043

NET ASSETS:
  Beginning of Period                                                  911,740,765        835,208,722
                                                                    --------------       ------------
  End of Period                                                     $1,000,576,369       $911,740,765
                                                                    ==============       ============
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                                   3,921,308          8,920,807
  Issued in Reinvestment of Distributions                                4,986,600          5,209,676
  Redeemed                                                              (7,495,171)       (10,630,641)
                                                                         ---------         ----------
  Net Increase in Shares of the Fund                                     1,412,737          3,499,842
                                                                         =========         ==========

                                       See Notes to Financial Statements.
                                                                                                    7

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

1.   ORGANIZATION
     Strong Opportunity Fund II, Inc. is a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At June 30, 1999, approximately 94% of the Fund's shares were owned by the separate accounts of one insurance company.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise last sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at June 30, 1999.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments  in  foreign   denominated   assets  or  forward  currency
          contracts may involve greater risks than domestic investments, due to currency, political and economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies and income are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the issuer of the repurchase agreement. On a daily basis, the Advisor monitors each repurchase agreement to ensure the value of the collateral, including accrued interest, is at least equal to the amount owed to the Fund under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   RELATED PARTY TRANSACTIONS
     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at June 30, 1999, shareholder servicing and other expenses paid to the Advisor, and unaffiliated directors' fees for the year then ended were $218,426, $790,907 and $4,481, respectively.

4.   LINE OF CREDIT
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Fund's prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At June 30, 1999, there were no borrowings by the Fund outstanding under the LOC.

5.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the year ended June 30, 1999 were $344,451,889 and $415,317,709, respectively.

--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

6.   INCOME TAX INFORMATION
     At June 30, 1999, the cost of investments in securities for federal income tax purposes was $794,333,361. Net unrealized appreciation of securities was $204,404,315, consisting of gross unrealized appreciation and depreciation of $234,824,536 and $30,420,221, respectively.

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 1998 which is designated as qualifying for the dividends-received deduction is 100% (unaudited).



FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
STRONG OPPORTUNITY FUND II
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Period Ended
                                                             ----------------------------------------------------------------------
                                                             June 30,     Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data(a)                                    1999(b)      1998         1997        1996        1995        1994
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $21.72       $21.70      $19.24      $17.04      $14.23      $14.12
Income From Investment Operations
  Net Investment Income                                         0.03         0.05        0.07        0.13        0.12        0.11
  Net Realized and Unrealized Gains on Investments              3.86         2.90        4.35        2.87        3.42        0.41
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              3.89         2.95        4.42        3.00        3.54        0.52
Less Distributions
  From Net Investment Income                                      --        (0.05)      (0.07)      (0.13)      (0.12)      (0.11)
  In Excess of Net Investment Income                              --           --       (0.01)         --       (0.03)         --
  From Net Realized Gains                                      (2.55)       (2.88)      (1.88)      (0.67)      (0.58)      (0.30)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                          (2.55)       (2.93)      (1.96)      (0.80)      (0.73)      (0.41)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $23.06       $21.72      $21.70      $19.24      $17.04      $14.23
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                +19.7%       +13.5%      +25.5%      +18.2%      +25.8%       +3.6%
  Net Assets, End of Period (In Millions)                     $1,001         $912        $835        $632        $452        $300
  Ratio of Expenses to Average Net Assets                       1.2%*        1.2%        1.1%        1.2%        1.2%        1.1%
  Ratio of Net Investment Income to Average Net Assets          0.2%*        0.2%        0.4%        0.7%        0.8%        0.9%
  Portfolio Turnover Rate                                      42.3%        88.5%      101.1%       89.8%       91.1%       74.8%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 1999 (unaudited).


                       See Notes to Financial Statements.

NOTES
--------------------------------------------------------------------------------